UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSRS

   CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-5739

Name of Fund: MuniEnhanced Fund, Inc.

Fund Address: P.O. Box 9011
              Princeton, NJ 08543-9011

Name and address of agent for service: Terry K. Glenn, President, MuniEnhanced
      Fund, Inc., 800 Scudders Mill Road, Plainsboro, NJ 08536. Mailing address:
      P.O. Box 9011, Princeton, NJ 08543-9011

Registrant's telephone number, including area code: (609) 282-2800

Date of fiscal year end: 01/31/04

Date of reporting period: 02/01/04 - 07/31/04

Item 1 - Report to Stockholders

[LOGO] Merrill Lynch Investment Managers                         www.mlim.ml.com

                                        MuniEnhanced
                                        Fund, Inc.

Semi-Annual Report
July 31, 2004

[LOGO] Merrill Lynch Investment Managers

MuniEnhanced Fund, Inc.

The Benefits and Risks of Leveraging

MuniEnhanced Fund, Inc. utilizes leveraging to seek to enhance the yield and net asset value of its Common Stock. However, these objectives cannot be achieved in all interest rate environments. To leverage, the Fund issues Preferred Stock, which pays dividends at prevailing short-term interest rates, and invests the proceeds in long-term municipal bonds. The interest earned on these investments, net of dividends to Preferred Stock, is paid to Common Stock shareholders in the form of dividends, and the value of these portfolio holdings is reflected in the per share net asset value of the Fund's Common Stock. However, in order to benefit Common Stock shareholders, the yield curve must be positively sloped; that is, short-term interest rates must be lower than long-term interest rates. At the same time, a period of generally declining interest rates will benefit Common Stock shareholders. If either of these conditions change, then the risks of leveraging will begin to outweigh the benefits.

To illustrate these concepts, assume a fund's Common Stock capitalization of $100 million and the issuance of Preferred Stock for an additional $50 million, creating a total value of $150 million available for investment in long-term municipal bonds. If prevailing short-term interest rates are approximately 3% and long-term interest rates are approximately 6%, the yield curve has a strongly positive slope. The fund pays dividends on the $50 million of Preferred Stock based on the lower short-term interest rates. At the same time, the fund's total portfolio of $150 million earns the income based on long-term interest rates. Of course, increases in short-term interest rates would reduce (and even eliminate) the dividends on the Common Stock.

In this case, the dividends paid to Preferred Stock shareholders are significantly lower than the income earned on the fund's long-term investments, and therefore the Common Stock shareholders are the beneficiaries of the incremental yield. However, if short-term interest rates rise, narrowing the differential between short-term and long-term interest rates, the incremental yield pickup on the Common Stock will be reduced or eliminated completely. At the same time, the market value on the fund's Common Stock (that is, its price as listed on the New York Stock Exchange), may, as a result, decline. Furthermore, if long-term interest rates rise, the Common Stock's net asset value will reflect the full decline in the price of the portfolio's investments, since the value of the fund's Preferred Stock does not fluctuate. In addition to the decline in net asset value, the market value of the fund's Common Stock may also decline.

As a part of its investment strategy, the Fund may invest in certain securities whose potential income return is inversely related to changes in a floating interest rate ("inverse floaters"). In general, income on inverse floaters will decrease when short-term interest rates increase and increase when short-term interest rates decrease. Investments in inverse floaters may be characterized as derivative securities and may subject the Fund to the risks of reduced or eliminated interest payments and losses on invested principal. In addition, inverse floaters have the effect of providing investment leverage and, as a result, the market value of such securities will generally be more volatile than that of fixed rate, tax-exempt securities. To the extent the Fund invests in inverse floaters, the market value of the Fund's portfolio and the net asset value of the Fund's shares may also be more volatile than if the Fund did not invest in these securities. As of July 31, 2004, the percentage of the Fund's total net assets invested in inverse floaters was 10.20%, before the deduction of Preferred Stock.

Swap Agreements

The Fund may also invest in swap agreements, which are over-the-counter contracts in which one party agrees to make periodic payments based on the change in market value of a specified bond, basket of bonds, or index in return for periodic payments based on a fixed or variable interest rate or the change in market value of a different bond, basket of bonds or index. Swap agreements may be used to obtain exposure to a bond or market without owning or taking physical custody of securities. Swap agreements involve the risk that the party with whom the Fund has entered into the swap will default on its obligation to pay the Fund and the risk that the Fund will not be able to meet its obligations to pay the other party to the agreement.


2            MUNIENHANCED FUND, INC.               JULY 31, 2004

A Letter From the President

Dear Shareholder

In recent months, the Federal Reserve Board (the Fed) has taken center stage as it shifts away from its long-accommodative monetary stance. In a much-anticipated move, the Fed raised the Federal Funds rate 25 basis points (.25%) on June 30, representing the first interest rate increase in four years. Shortly after period-end, the Fed announced an additional 25 basis point rate hike, bringing the target short-term interest rate to 1.50% -- still low by historical standards. The Fed has been very deliberate in telegraphing its intention to take a "measured" approach to the interest rate increases so as to avoid upsetting the economy or the financial markets. Still, the Fed has stated that it may move more aggressively if inflation and economic growth accelerate more than anticipated. In addition to the Fed policy change, the financial markets recently have had to grapple with a tense geopolitical environment, higher oil prices and the worry and anticipation that accompanies a presidential election.

While inflation has moved up on a cyclical basis, this is an indication that the Fed has been successful in avoiding deflation -- just as it set out to do a year ago. The challenge now is to normalize interest rates in order to keep inflation within acceptable limits. The futures curve currently projects further increases in short-term interest rates before year-end.

The transition to higher rates can cause concern among equity and fixed income investors alike. For bond investors, rising rates means the value of older issues declines because they bear the former lower rates. In addition, increasing inflation erodes the purchasing power of fixed income securities. But because municipal bonds offer the advantage of tax-exempt income, they continue to be an attractive alternative for many fixed income investors. For the six-month and 12-month periods ended July 31, 2004, municipal bonds posted returns of +.06% and +5.79%, respectively, as measured by the Lehman Brothers Municipal Bond Index.

As always, our investment professionals are closely monitoring the markets, the economy and the overall environment in an effort to make well-informed decisions for the portfolios they manage. Our goal is to provide shareholders with competitive returns, while always keeping one eye on managing the unavoidable risk inherent in investing.

We thank you for trusting Merrill Lynch Investment Managers with your investment assets, and we look forward to serving you in the months and years ahead.

                                        Sincerely,


                                        /s/ Terry K. Glenn

                                        Terry K. Glenn
                                        President and Director


             MUNIENHANCED FUND, INC.               JULY 31, 2004               3

[LOGO] Merrill Lynch Investment Managers

A Discussion With Your Fund's Portfolio Manager

      We maintained our focus on seeking to enhance yield and protect the Fund's net asset value in anticipation of rising interest rates.

Discuss the recent market environment relative to municipal bonds.

Long-term U.S. Treasury bond yields ended the period higher than where they started, although the rise was not uninterrupted. Early in the period, bond yields actually declined as prices -- which move in the opposite direction -- rose. Despite continued improvement in U.S. economic conditions, solid job creation remained elusive. Consumer confidence faltered, and investors became increasingly convinced that the Federal Reserve Board (the Fed) would hold short-term interest rates at their historic lows. Under the circumstances, long-term U.S. Treasury bond yields fell to 4.65% by mid-March 2004.

Beginning in early April, however, monthly employment reports began to show unexpectedly large gains. In response, bond prices fell (yields increased). Associated improvements in consumer confidence and spending led some investors to reverse their earlier expectations, believing instead that the Fed would soon be forced to raise short-term interest rates to ward off potential inflation. By early June, long-term U.S. Treasury bond yields had risen to over 5.50%.

For the remainder of the period, bond yields generally declined. While economic growth remained positive, inflationary measures continued to be negligible. More importantly, on June 30, the Fed raised its short-term interest rate target for the first time in four years -- from 1% to 1.25%. In doing so, the Fed indicated a tendency toward a measured, moderate monetary tightening cycle, which helped support higher bond prices (and lower yields). Nevertheless, by July 31, U.S. Treasury bond yields stood at 5.20%, representing an increase of nearly 25 basis points (.25%) over the past six months. The 10-year U.S. Treasury note yield was 4.48%, an increase of 35 basis points during the period.

Yields on tax-exempt bonds generally followed those of their taxable counterparts higher over the past six months. Long-term revenue bond yields, as measured by the Bond Buyer Revenue Bond Index, rose approximately 30 basis points during the period to 5.31%. According to Municipal Market Data, yields on AAA-rated issues maturing in 30 years increased nearly 30 basis points to 4.91% at July 31, while 10-year AAA-rated issues saw their yields increase 25 basis points to 3.79%.

During the past six months, approximately $195 billion in new long-term tax-exempt bonds was underwritten, a decline of more than 6% versus the same period a year ago. Approximately $100 billion in long-term tax-exempt bonds was issued in the last three months of the period, a decline of more than 15% compared to the same time last year. While recent declines in municipal bond issuance have lent support to the tax-exempt bond market's technical position, retail investor demand has diminished somewhat in recent months. Low nominal municipal bond yields and summer seasonal factors have resulted in sizable tax-exempt mutual fund outflows during the period. Nevertheless, we expect that higher nominal bond yields in the months ahead should trigger increased investor demand, while manageable new-issue volume continues to support the tax-exempt market's technical position.

How did the Fund perform during the period in light of the existing market conditions?

For the six-month period ended July 31, 2004, the Common Stock of MuniEnhanced Fund, Inc. had net annualized yields of 6.46% and 7.06%, based on a period-end per share net asset value of $11.37 and a per share market price of $10.39, respectively, and $.366 per share income dividends. Over the same period, the total investment return on the Fund's Common Stock was -.53%, based on a change in per share net asset value from $11.83 to $11.37, and assuming reinvestment of $.366 per share ordinary income dividends.

The Fund's total return, based on net asset value, was comparable to that of the Lipper Insured Municipal Debt Funds (Leveraged) category, which had an average return of -.61% for the six-month period ended July 31, 2004. (Funds in this Lipper category invest primarily in municipal debt issues insured as to timely payment. These funds can be leveraged via use of debt, preferred equity and/or reverse repurchase agreements.) The Fund's defensive positioning benefited its relative performance as interest rates headed higher. Our shorter-than-average duration meant that the Fund was subject to less volatility than many of its peers when interest rates increased, albeit modestly, during the period. Offsetting the benefits of our defensive positioning was the underperformance of certain Fund holdings in the past six months.


4            MUNIENHANCED FUND, INC.               JULY 31, 2004

Importantly, the Fund maintained a competitive yield and increased its dividend during the period to $.061 per share.

For the six-month period ended July 31, 2004, the Fund's Auction Market Preferred Stock (AMPS) had average yields as follows: Series A, .91%; Series B, ..97%; and Series C, .96%.

For a description of the Fund's total investment return based on a change in the per share market value of the Fund's Common Stock (as measured by the trading price of the Fund's shares on the New York Stock Exchange), and assuming reinvestment of dividends, please refer to the Financial Highlights section of this report. As a closed-end fund, the Fund's shares may trade in the secondary market at a premium or discount to the Fund's net asset value. As a result, total investment returns based on changes in the market value of the Fund's Common Stock can vary significantly from total investment returns based on changes in the Fund's net asset value.

What changes were made to the portfolio during the period?

We did not make any significant changes to the portfolio or our investment strategy over the past six months. Given the steepness of the yield curve, we continued to favor premium-coupon bonds in the 25-year maturity range. We sought to sell bonds in the intermediate maturity range -- that is, those maturing in 10 years - 15 years. This proved to be the most volatile part of the yield curve. The municipal yield curve flattened out past the 25-year range; therefore, there was no significant yield to be gained by extending much further out.

In addition, we were able to take advantage of heavy supply and relatively inexpensive prices in adding some more California municipal bonds to the portfolio. The goal is to achieve relative outperformance on these bonds when conditions improve in the state and prices return to their historically higher levels. In fact, we are already seeing evidence of this as the state's financial picture begins to strengthen. Moody's Investor Service upgraded its rating on California general obligation bonds during the period, bringing the rating from Baa1 to A3.

We maintained the Fund's defensive market posture throughout the period in recognition of certain robust economic indicators and the Fed's stated intention to continue raising interest rates. A defensive stance on interest rates should help us protect the portfolio's value as interest rates rise. Finally, we generally maintained the Fund's fully invested position in an effort to enhance shareholder income. With short-term interest rates still at historic lows, the cost of holding cash reserves would have been relatively high.

Given the low short-term interest rates, the Fund's borrowing costs remained at attractive levels of around 1% - 1.25%. These levels, in combination with a positively sloped yield curve, provided a generous income benefit to the Common Stock shareholders from the leveraging of Preferred Stock. We believe the Fund's borrowing costs should remain at relatively low levels through the next period as the Fed pursues its measured approach to interest rate increases. However, should the spread between short-term and long-term interest rates narrow, the benefits of leveraging will decline and, as a result, reduce the yield on the Fund's Common Stock. At the end of the period, the Fund's leverage amount, due to AMPS, was 31% of total net assets. (For a more complete explanation of the benefits and risks of leveraging, see page 2 of this report to shareholders.)

How would you characterize the Fund's position at the close of the period?

At the end of the period, the portfolio remained essentially fully invested in high-quality municipal bonds. We believe this positioning should continue to provide a material benefit to the Common Stock shareholder as short-term interest rates remain relatively low. The Fund also remained overweight in premium-coupon bonds, particularly those with maturities in the 25-year range.

We believe our defensive position prepares the Fund for strong relative performance in a stable to rising interest rate environment. In fact, that is what we expect to see in the months ahead as the Fed continues tightening monetary policy, but with caution. As always, we will continue to monitor the Fed's language, payroll reports, inflation data and other important economic indicators in order to make the most informed decisions in managing the portfolio.

Michael Kalinoski
Vice President and Portfolio Manager

August 11, 2004


             MUNIENHANCED FUND, INC.               JULY 31, 2004               5

[LOGO] Merrill Lynch Investment Managers

Schedule of Investments                                           (in Thousands)

                          S&P       Moody's   Face
State                     Ratings   Ratings   Amount    Municipal Bonds                                                     Value
===================================================================================================================================
Alabama--1.0%             AAA       NR*       $ 3,000   Birmingham, Alabama, Capital Improvement Warrants, GO, Series
                                                        A, 5.55% due 8/01/2021 (f)                                        $   3,258
===================================================================================================================================
California--27.2%         AAA       Aaa         9,000   Alameda Corridor Transportation Authority, California, Capital
                                                        Appreciation Revenue Refunding Bonds, Subordinate Lien, Series
                                                        A, 5.62%** due 10/01/2024 (a)                                         5,954
                          AAA       Aaa         6,000   Alameda Corridor Transportation Authority, California, Revenue
                                                        Refunding Bonds, Subordinate Lien, Series A, 5.57%**
                                                        due 10/01/2025 (a)                                                    3,933
                          AAA       Aaa         5,000   Anaheim, California, Public Financing Authority, Lease Revenue
                                                        Bonds (Public Improvements Project), Senior Series A, 6%
                                                        due 9/01/2024 (d)                                                     5,788
                          AAA       Aaa         1,800   California State Department of Water Resources, Power Supply
                                                        Revenue Bonds, Series A, 5.375% due 5/01/2022 (f)                     1,913
                                                        California State, GO, Refunding:
                          BBB       A3          3,000         5.25% due 9/01/2026                                             3,026
                          AAA       Aaa         6,000         5.25% due 2/01/2030 (f)                                         6,123
                          BBB       A3          5,000         5.125% due 6/01/2031                                            4,946
                          AAA       NR*         2,200         ROCS, Series II-R-272, 9.328% due 2/01/2033 (h)(j)              2,254
                          BBB       A3          8,490   California State, Various Purpose, GO, 5.50% due 11/01/2033           8,788
                                                        Golden State Tobacco Securitization Corporation of California,
                                                        Tobacco Settlement Revenue Bonds, Series B:
                          BBB-      Baa1        3,805         5.60% due 6/01/2028                                             3,823
                          AAA       NR*         2,200         5.50% due 6/01/2033 (c)                                         2,295
                          AAA       Aaa         1,400         5.625% due 6/01/2033 (c)                                        1,473
                          AAA       Aaa        18,500         5% due 6/01/2038 (a)                                           18,056
                          AAA       Aaa         6,800         5.625% due 6/01/2038 (k)                                        7,130
                          AAA       Aaa        10,000         5.50% due 6/01/2043 (b)                                        10,360
                          AAA       Aaa         2,835         5.50% due 6/01/2043 (c)                                         2,927
                          AAA       Aaa         1,995   San Diego, California, Unified School District, Election 1998,
                                                        GO, Series D, 5.25% due 7/01/2024 (b)                                 2,091
===================================================================================================================================
Colorado--13.8%                                         Boulder County, Colorado, Hospital Development Revenue Bonds
                                                        (Longmont United Hospital Project) (j):
                          AA        NR*         2,705         5.60% due 12/01/2015                                            2,927
                          AA        NR*         2,135         5.75% due 12/01/2020                                            2,312
                          AAA       NR*         2,130   Boulder County, Colorado, Sales and Use Tax, Open Space Revenue
                                                        Bonds, Series A, 6% due 12/15/2019 (b)                                2,419
                          AAA       Aaa           500   Broomfield, Colorado, COP, Refunding, 5.75% due 12/01/2024 (a)          546
                                                        Colorado HFA, Revenue Bonds, AMT:
                          NR*       Aa2         2,885         DRIVERS, Series 251, 12.201% due 4/01/2030 (h)                  3,025
                          NR*       Aa2           330         (S/F Program), Senior Series A-1, 7.40% due 11/01/2027            334
                          NR*       Aa2         1,400   Colorado HFA, Revenue Refunding Bonds (S/F Program), AMT,
                                                        Senior Series A-2, 7.50% due 4/01/2031                                1,411
                                                        Colorado Health Facilities Authority Revenue Bonds, Series A:
                          AA        Aa2         1,200         (Catholic Health Initiatives), 5.50% due 3/01/2032              1,226
                          AA        NR*         1,200         (Covenant Retirement Communities Inc.), 5.50%
                                                              due 12/01/2027 (j)                                              1,234
                          AA        NR*           675         (Covenant Retirement Communities Inc.), 5.50%
                                                              due 12/01/2033 (j)                                                691

Portfolio Abbreviations

To simplify the listings of MuniEnhanced Fund, Inc.'s portfolio holdings in the Schedule of Investments, we have abbreviated the names of many of the securities according to the list at right.

AMT       Alternative Minimum Tax (subject to)
COP       Certificates of Participation
DRIVERS   Derivative Inverse Tax-Exempt Receipts
EDA       Economic Development Authority
GO        General Obligation Bonds
HDA       Housing Development Authority
HFA       Housing Finance Agency
IDA       Industrial Development Authority
IDR       Industrial Development Revenue Bonds
RIB       Residual Interest Bonds
RITR      Residual Interest Trust Receipts
ROCS      Reset Option Certificates
S/F       Single-Family


6            MUNIENHANCED FUND, INC.               JULY 31, 2004

Schedule of Investments (continued)                               (in Thousands)

                          S&P       Moody's   Face
State                     Ratings   Ratings   Amount    Municipal Bonds                                                     Value
===================================================================================================================================
Colorado                  AAA       Aaa       $ 4,280   Colorado Water Resource Power Development Authority, Clean
(concluded)                                             Water Revenue Bonds, Series A, 6.25% due 9/01/2016                $   4,895
                          AAA       Aaa         5,500   Denver, Colorado, City and County Airport Revenue Bonds, AMT,
                                                        Series D, 7.75% due 11/15/2013 (f)                                    6,691
                          AAA       Aaa         2,000   Denver, Colorado, City and County Airport Revenue Refunding
                                                        Bonds, AMT, Series A, 6% due 11/15/2018 (a)                           2,198
                          AAA       Aaa         5,450   El Paso County, Colorado, School District Number 49, Falcon,
                                                        GO, Series A, 6% due 12/01/2018 (d)                                   6,269
                                                        Northwest Parkway, Colorado, Public Highway Authority Revenue
                                                        Bonds:
                          AAA       Aaa        10,745         Capital Appreciation, Senior Convertible, Series C,
                                                              5.392%** due 6/15/2025 (d)                                      7,874
                          AAA       Aaa         1,900         Series A, 5.50% due 6/15/2021 (a)                               2,054
===================================================================================================================================
Connecticut--1.1%         AAA       Aaa         3,500   Connecticut State Special Tax Obligation Revenue Bonds, 6.25%
                                                        due 10/01/2004 (b)(g)                                                 3,564
===================================================================================================================================
Florida--1.2%             NR*       Aaa         2,500   Escambia County, Florida, Health Facilities Authority, Health
                                                        Facility Revenue Bonds (Florida Health Care Facility Loan),
                                                        5.95% due 7/01/2020 (a)                                               2,587
                          A         A3          1,000   Highlands County, Florida, Health Facilities Authority,
                                                        Hospital Revenue Bonds (Adventist Health System), Series D,
                                                        5.875% due 11/15/2029                                                 1,042
                          AAA       Aaa           250   South Miami, Florida, Health Facilities Authority, Hospital
                                                        Revenue Bonds (Baptist Health System Obligation Group), 5.25%
                                                        due 11/15/2033 (a)                                                      255
===================================================================================================================================
Georgia--3.0%             AAA       Aaa         7,725   Georgia Municipal Electric Authority, Power Revenue Refunding
                                                        Bonds, Series EE, 7% due 1/01/2025 (a)                                9,921
===================================================================================================================================
Illinois--19.3%           NR*       Aaa         5,125   Chicago, Illinois, Board of Education, GO, RIB, Series 467,
                                                        10.14% due 12/01/2027 (a)(h)                                          6,259
                          AAA       Aaa         3,750   Chicago, Illinois, Gas Supply Revenue Refunding Bonds (People's
                                                        Gas, Light & Coke), Series A, 6.10% due 6/01/2025 (a)                 3,940
                                                        Chicago, Illinois, O'Hare International Airport Revenue Bonds,
                                                        3rd Lien, AMT, Series B-2:
                          AAA       Aaa         5,670         5.75% due 1/01/2023 (d)                                         6,074
                          AAA       Aaa         2,500         6% due 1/01/2029 (c)                                            2,688
                                                        Chicago, Illinois, O'Hare International Airport Revenue
                                                        Refunding Bonds, AMT:
                          AAA       Aaa         1,500         3rd Lien, Series A-2, 5.75% due 1/01/2019 (d)                   1,632
                          AAA       NR*         4,550         DRIVERS, Series 250, 10.094% due 1/01/2021 (f)(h)               5,287
                          AAA       Aaa         3,000   Cook County, Illinois, Capital Improvement, GO, Series C,
                                                        5.50% due 11/15/2026 (a)                                              3,161
                          AAA       Aaa         2,240   Cook County, Illinois, Community College District No. 508,
                                                        Chicago, COP, Refunding, 8.75% due 1/01/2007 (b)                      2,564
                          AAA       Aaa         3,000   Illinois Health Facilities Authority, Revenue Refunding Bonds
                                                        (Servantcor Project), Series A, 6.375% due 8/15/2006 (d)(g)           3,260
                          AAA       Aaa        17,870   Illinois Sports Facilities Authority Revenue Bonds, 5.427%**
                                                        due 6/15/2030 (a)                                                    13,365
                          AAA       Aaa         3,000   Metropolitan Pier and Exposition Authority, Illinois, Dedicated
                                                        State Tax Revenue Refunding Bonds (McCormick Place Expansion),
                                                        Series B, 5.75% due 6/15/2023 (f)                                     3,288
                          AAA       Aaa        10,115   Regional Transportation Authority, Illinois, Revenue Bonds,
                                                        Series A, 7.20% due 11/01/2020 (a)                                   12,976
===================================================================================================================================
Indiana--4.4%             AAA       Aaa         2,500   Brownsburg, Indiana, School Building Corporation, First
                                                        Mortgage Revenue Bonds (Brownsburg Community School), 5.55%
                                                        due 2/01/2024 (f)                                                     2,653
                          AAA       Aaa         4,080   Hammond, Indiana, Multi-School Building Corporation, First
                                                        Mortgage Revenue Refunding Bonds, 6.125% due 7/15/2019 (f)            4,500
                          AAA       Aaa         1,750   Indiana Health Facilities Financing Authority, Hospital Revenue
                                                        Bonds (Deaconess Hospital Obligated Group), Series A, 5.375%
                                                        due 3/01/2034 (a)                                                     1,789
                          AAA       Aaa         4,250   Indiana Transportation Finance Authority, Highway Revenue
                                                        Bonds, Series A, 5.25% due 6/01/2028 (b)                              4,375
                          AAA       Aaa         1,500   Indianapolis, Indiana, Local Public Improvement Bond Bank
                                                        Revenue Bonds (Waterworks Project), Series A, 5.25%
                                                        due 7/01/2033 (f)                                                     1,532
===================================================================================================================================
Kansas--1.1%                                            Sedgwick and Shawnee Counties, Kansas, S/F Revenue Bonds
                                                        (Mortgage-Backed Securities Program), AMT (e):
                          NR*       Aaa         1,050         Series A-1, 6.875% due 12/01/2026                               1,085
                          AAA       Aaa         1,755         Series A-1, 6.875% due 12/01/2026 (f)                           1,813
                          NR*       Aaa           765         Series A-2, 7.60% due 12/01/2031                                  807


             MUNIENHANCED FUND, INC.               JULY 31, 2004               7

[LOGO] Merrill Lynch Investment Managers

Schedule of Investments (continued)                               (in Thousands)

                          S&P       Moody's   Face
State                     Ratings   Ratings   Amount    Municipal Bonds                                                     Value
===================================================================================================================================
Louisiana--4.1%           AAA       Aaa       $ 6,000   Louisiana Local Government, Environmental Facilities, Community
                                                        Development Authority Revenue Bonds (Capital Projects and
                                                        Equipment Acquisition), Series A, 6.30% due 7/01/2030 (a)         $   6,884
                          AAA       Aaa         5,150   New Orleans, Louisiana, Ernest N. Morial Exhibit Hall
                                                        Authority, Special Tax, Sub-Series A, 5.25% due 7/15/2028 (a)         5,297
                          AAA       Aaa         1,400   Terrebonne Parish, Louisiana, Hospital Service District Number
                                                        1, Hospital Revenue Bonds (Terrebonne General Medical Center
                                                        Project), 5.50% due 4/01/2033 (a)                                     1,455
===================================================================================================================================
Massachusetts--6.7%                                     Massachusetts State Port Authority, Special Facilities Revenue
                                                        Bonds (Delta Air Lines Inc. Project), AMT, Series A (a):
                          AAA       Aaa         3,100         5.50% due 1/01/2016                                             3,199
                          AAA       Aaa         4,000         5.50% due 1/01/2018                                             4,078
                          AAA       Aaa         2,870         5.50% due 1/01/2019                                             2,908
                                                        Massachusetts State Special Obligation Dedicated Tax Revenue
                                                        Bonds (b):
                          AAA       Aaa         1,800         5.25% due 1/01/2028                                             1,859
                          AAA       Aaa        10,000         5.25% due 1/01/2029                                            10,299
===================================================================================================================================
Michigan--3.5%            AAA       NR*         2,200   Michigan Higher Education Student Loan Authority, Student Loan
                                                        Revenue Refunding Bonds, AMT, Series XVII-G, 5.20%
                                                        due 9/01/2020 (a)                                                     2,262
                                                        Michigan State Strategic Fund, Limited Obligation Revenue
                                                        Refunding Bonds (Detroit Edison Company Project) (c):
                          AAA       Aaa         1,150         5.45% due 9/01/2029                                             1,198
                          AAA       Aaa         1,300         AMT, Series A, 5.50% due 6/01/2030                              1,335
                          AAA       Aaa         2,500         AMT, Series C, 5.65% due 9/01/2029                              2,580
                          AAA       Aaa         4,300         AMT, Series C, 5.45% due 12/15/2032                             4,377
===================================================================================================================================
Mississippi--0.8%         AAA       Aaa         2,400   Walnut Grove, Mississippi, Correctional Authority, COP, 6%
                                                        due 11/01/2009 (a)(g)                                                 2,779
===================================================================================================================================
Nebraska--0.5%            A+        A1          1,700   Washington County, Nebraska, Wastewater Facilities Revenue
                                                        Bonds (Cargill Inc. Project), AMT, 5.90% due 11/01/2027               1,777
===================================================================================================================================
Nevada--6.9%              AA        NR*         3,100   Carson City, Nevada, Hospital Revenue Bonds (Carson-Tahoe
                                                        Hospital Project), Series A, 5.50% due 9/01/2033 (j)                  3,171
                          AAA       Aaa         2,000   Clark County, Nevada, Airport System Subordinate Lien Revenue
                                                        Bonds, Series B, 5.25% due 7/01/2034 (b)                              2,027
                                                        Director of the State of Nevada, Department of Business and
                                                        Industry Revenue Bonds (Las Vegas Monorail Company Project),
                                                        First Tier (a):
                          AAA       Aaa           750         5.625% due 1/01/2032                                              794
                          AAA       Aaa         3,280         5.375% due 1/01/2040                                            3,351
                          AAA       Aaa        10,450   Washoe County, Nevada, Gas and Water Facilities Revenue
                                                        Refunding Bonds (Sierra Pacific Power Company), 6.30%
                                                        due 12/01/2014 (a)                                                   10,712
                          AAA       Aaa         3,000   Washoe County, Nevada, Water Facility Revenue Bonds (Sierra
                                                        Pacific Power Company), AMT, 6.65% due 6/01/2017 (f)                  3,142
===================================================================================================================================
New Hampshire--2.3%       AAA       Aaa         7,390   New Hampshire Health and Education Facilities Authority Revenue
                                                        Bonds (Dartmouth-Hitchcock Obligation Group), 5.50%
                                                        due 8/01/2027 (d)                                                     7,806
===================================================================================================================================
New Jersey--1.1%          BBB       Baa3        4,250   Tobacco Settlement Financing Corporation of New Jersey Revenue
                                                        Bonds, 6.75% due 6/01/2039                                            3,828
===================================================================================================================================
New York--10.4%           AAA       Aaa           550   Erie County, New York, IDA, School Facility Revenue Bonds (City
                                                        of Buffalo Project), 5.75% due 5/01/2023 (d)                            605
                                                        New York City, New York, GO, DRIVERS (h):
                          AAA       A2          1,500         Series 194, 10.147% due 2/01/2015 (d)                           1,683
                          AAA       NR*         6,960         Series 356, 9.627% due 6/01/2011 (c)                            8,144
                                                        New York City, New York, GO, Refunding,:
                          AAA       Aaa         4,000         Series A, 6.375% due 5/15/2013 (b)                              4,642
                          AAA       Aaa         3,995         Series A, 6.375% due 5/15/2014 (b)                              4,636
                          A         Aaa         3,190         Series A, 6.375% due 5/15/2015 (b)                              3,682
                          AAA       Aaa         2,000         Series L, 5.75% due 8/01/2013 (c)                               2,191
                          AAA       Aaa         3,290   New York City, New York, GO, Series E, 5.75% due 5/15/2018 (c)        3,652
                          AAA       Aaa         5,400   Tobacco Settlement Financing Corporation of New York Revenue
                                                        Bonds, Series A-1, 5.25% due 6/01/2022 (a)                            5,620


8           MUNIENHANCED FUND, INC.               JULY 31, 2004

Schedule of Investments (continued)                               (in Thousands)

                          S&P       Moody's   Face
State                     Ratings   Ratings   Amount    Municipal Bonds                                                     Value
===================================================================================================================================
Ohio--0.8%                AAA       Aaa       $ 2,500   North Canton, Ohio, City School District GO, 6.70%
                                                        due 12/01/2004 (a)(g)                                             $   2,595
===================================================================================================================================
Pennsylvania--5.6%        AAA       Aaa           600   Allegheny County, Pennsylvania, Sanitation Authority, Sewer
                                                        Revenue Bonds, 5.50% due 12/01/2030 (f)                                 626
                          AAA       Aaa         4,000   Pennsylvania State Public School Building Authority, School
                                                        Lease Revenue Bonds (The School District of Philadelphia
                                                        Project), 5% due 6/01/2033 (d)                                        3,964
                          AAA       Aaa         6,500   Philadelphia, Pennsylvania, Authority for Industrial
                                                        Development, Lease Revenue Bonds, Series B, 5.50%
                                                        due 10/01/2020 (d)                                                    7,068
                          AAA       Aaa         4,500   Philadelphia, Pennsylvania, School District, GO, Series B,
                                                        5.625% due 8/01/2020 (b)                                              4,878
                          AAA       Aaa         1,750   Washington County, Pennsylvania, Capital Funding Authority
                                                        Revenue Bonds (Capital Projects and Equipment Program), 6.15%
                                                        due 12/01/2029 (a)                                                    2,004
===================================================================================================================================
Rhode Island--2.7%        AAA       Aaa         4,345   Providence, Rhode Island, Public Building Authority, General
                                                        Revenue Bonds, Series A, 6.25% due 12/15/2020 (d)                     5,014
                          AAA       Aaa         3,355   Rhode Island State Economic Development Corporation, Airport
                                                        Revenue Bonds, Series B, 6.50% due 7/01/2015 (b)                      3,895
===================================================================================================================================
South Carolina--1.9%      AAA       Aaa         2,200   Florence County, South Carolina, Hospital Revenue Refunding
                                                        Bonds (McLeod Regional Medical Center Project), Series A,
                                                        5.25% due 11/01/2034 (d)                                              2,232
                          AA        NR*         1,590   South Carolina Educational Facilities Authority for Private
                                                        Nonprofit Institutions Revenue Bonds (The Benedict College),
                                                        5.625% due 7/01/2031 (j)                                              1,656
                          NR*       Aaa           980   South Carolina Housing Finance and Development Authority,
                                                        Mortgage Revenue Refunding Bonds, AMT, Series A-2, 5.875%
                                                        due 7/01/2009 (d)                                                     1,005
                          BBB       Baa3        1,900   Tobacco Settlement Revenue Management Authority of South
                                                        Carolina, Tobacco Settlement Revenue Bonds, Series B, 6.375%
                                                        due 5/15/2030                                                         1,629
===================================================================================================================================
South Dakota--2.4%        AAA       NR*         7,000   South Dakota State Health and Educational Facilities Authority,
                                                        Revenue Refunding Bonds, Series A, 7.625% due 1/01/2008 (f)(g)        7,993
===================================================================================================================================
Tennessee--0.7%           AAA       Aaa         2,280   Tennessee HDA, Revenue Refunding Bonds (Homeownership Program),
                                                        AMT, Series 1, 5.95% due 7/01/2012 (f)                                2,377
===================================================================================================================================
Texas--7.1%               AAA       Aaa         1,615   Bexar, Texas, Metropolitan Water District, Waterworks System
                                                        Revenue Refunding Bonds, 6.35% due 5/01/2025 (f)                      1,696
                                                        Dallas-Fort Worth, Texas, International Airport Revenue Bonds,
                                                        DRIVERS, AMT (h):
                          AAA       NR*         2,000         Series 202, 10.596% due 11/01/2028 (b)                          2,282
                          AAA       NR*         7,250         Series 353, 9.58% due 5/01/2011 (f)                             7,608
                          AAA       Aaa           900   Houston, Texas, Airport System, Revenue Refunding Bonds,
                                                        Sub-Lien, Series B, 5.50% due 7/01/2030 (d)                             938
                          AA        Baa2        3,200   Sam Rayburn, Texas, Municipal Power Agency, Revenue Refunding
                                                        Bonds, 5.75% due 10/01/2021 (j)                                       3,419
                          AAA       Aaa         5,200   Travis County, Texas, Health Facilities Development
                                                        Corporation, Revenue Refunding Bonds, RITR, Series 4, 10.25%
                                                        due 11/15/2024 (a)(h)                                                 6,645
                          AAA       Aaa         1,000   University of Houston, Texas, University Revenue Bonds, 5.50%
                                                        due 2/15/2030 (f)                                                     1,042
===================================================================================================================================
Virginia--4.1%            AAA       Aaa        10,000   Fairfax County, Virginia, EDA, Resource Recovery Revenue
                                                        Refunding Bonds, AMT, Series A, 6.10% due 2/01/2010 (a)              11,187
                          AAA       Aaa         2,300   Halifax County, Virginia, IDA, Exempt Facility Revenue
                                                        Refunding Bonds (Old Dominion Electric Cooperative Project),
                                                        AMT, 5.625% due 6/01/2028 (a)                                         2,415
===================================================================================================================================
Washington--7.2%          AAA       NR*         5,000   Energy Northwest, Washington, Electric Revenue Bonds, DRIVERS,
                                                        Series 242, 10.127% due 7/01/2017 (f)(h)                              6,162
                          AAA       Aaa         2,150   King County, Washington, Sewer Revenue Refunding Bonds, Series
                                                        B, 5.50% due 1/01/2027 (d)                                            2,255
                          NR*       Aaa         4,500   Snohomish County, Washington, Arlington School District Number
                                                        016, GO, 6.50% due 12/01/2010 (b)(g)                                  5,316
                          AAA       Aaa         2,000   Snohomish County, Washington, Public Utility District Number
                                                        001, Electric Revenue Refunding Bonds, 5.375%
                                                        due 12/01/2024 (d)                                                    2,092
                          AAA       Aaa         7,000   Washington State, GO, Series A and AT-6, 6.25%
                                                        due 2/01/2011 (f)                                                     8,093
===================================================================================================================================
Wisconsin--1.3%           BBB       Baa3        1,900   Badger, Wisconsin, Tobacco Asset Securitization Corporation,
                                                        Asset-Backed Revenue Bonds, 6.375% due 6/01/2032                      1,622
                          AA-       Aa3         2,500   Madison, Wisconsin IDR (Madison Gas & Electric Co.), Refunding,
                                                        AMT, Series A, 5.875% due 10/01/2034                                  2,590
                          ---------------------------------------------------------------------------------------------------------
                                                        Total Municipal Bonds (Cost--$454,427)--142.2%                      474,931
                          =========================================================================================================


             MUNIENHANCED FUND, INC.               JULY 31, 2004               9

[LOGO] Merrill Lynch Investment Managers

Schedule of Investments (concluded)                               (in Thousands)

                                               Shares
                                               Held     Short-Term Securities                                               Value
                          =========================================================================================================
                                                2,601   Merrill Lynch Institutional Tax-Exempt Fund (i)                   $   2,601
                          ---------------------------------------------------------------------------------------------------------
                                                        Total Short-Term Securities (Cost--$2,601)--0.8%                      2,601
                          =========================================================================================================
                          Total Investments (Cost--$457,028+)--143.0%                                                       477,532

                          Other Assets Less Liabilities--1.9%                                                                 6,315

                          Preferred Stock, at Redemption Value--(44.9%)                                                    (150,010)
                                                                                                                          ---------
                          Net Assets Applicable to Common Stock--100.0%                                                   $ 333,837
                                                                                                                          =========

(a)   AMBAC Insured.
(b)   FGIC Insured.
(c)   XL Capital Insured.
(d)   FSA Insured.
(e)   GNMA Collateralized.
(f)   MBIA Insured.
(g)   Prerefunded.
(h) The interest rate is subject to change periodically and inversely based upon prevailing market rates. The interest rate shown is the rate in effect at July 31, 2004.
(i) Investments in companies considered to be an affiliate of the Fund (such companies are defined as "Affiliated Companies" in Section 2(a)(3) of the Investment Company Act of 1940) were as follows:

                                                                  (in Thousands)
      --------------------------------------------------------------------------
                                                       Net              Dividend
      Affiliate                                      Activity            Income
      --------------------------------------------------------------------------
      Merrill Lynch Institutional
       Tax-Exempt Fund                               (4,300)              $29
      --------------------------------------------------------------------------

(j)   Radian Insured.
(k)   CIFG Insured.
*     Not Rated.
** Represents a zero coupon bond; the interest rate shown reflects the effective yield at the time of purchase by the Fund.
+ The cost and unrealized appreciation/depreciation of investments as of July 31, 2004, as computed for federal income tax purposes were as follows:

                                                                  (in Thousands)
      --------------------------------------------------------------------------
      Aggregate cost ............................................      $457,003
                                                                       ========
      Gross unrealized appreciation .............................      $ 23,498
      Gross unrealized depreciation .............................        (2,969)
                                                                       --------
      Net unrealized appreciation ...............................      $ 20,529
                                                                       ========

      Forward interest rate swaps outstanding as of July 31, 2004 were as follows:

                                                                  (in Thousands)
      --------------------------------------------------------------------------
                                                        Notional     Unrealized
                                                         Amount     Depreciation
      --------------------------------------------------------------------------
      Receive a variable rate equal to 7-Day
       Bond Market Association Municipal Swap
       Index Rate and pay a fixed rate
       of 4.595%

       Broker, J.P. Morgan Chase Bank
       Expires September 2024                            $30,000        $(1,213)

      Receive a variable rate equal to 7-Day
       Bond Market Association Municipal Swap
       Index Rate and pay a fixed rate
       of 4.051%

       Broker, J.P. Morgan Chase Bank
       Expires September 2014                            $20,000           (462)

      Receive a variable rate equal to 7-Day
       Bond Market Association Municipal Swap
       Index Rate and pay a fixed rate
       of 4.5425%

       Broker, Morgan Stanley Capital
       Services, Inc.
       Expires September 2024                            $20,000           (584)
      --------------------------------------------------------------------------
      Total                                                             $(2,259)
                                                                        =======

      See Notes to Financial Statements.


10           MUNIENHANCED FUND, INC.               JULY 31, 2004

Statement of Net Assets

As of July 31, 2004
===================================================================================================================
Assets
-------------------------------------------------------------------------------------------------------------------
                       Investments in unaffiliated securities, at value
                        (identified cost--$454,427,019) ........................                      $ 474,930,329
                       Investments in affiliated securities, at value
                        (identified cost--$2,601,316) ..........................                          2,601,316
                       Cash ....................................................                              6,744
                       Receivables:
                          Interest .............................................    $   5,785,822
                          Securities sold ......................................        3,030,000
                          Dividends from affiliates ............................               65         8,815,887
                                                                                    -------------
                       Prepaid expenses and other assets .......................                              8,887
                                                                                                      -------------
                       Total assets ............................................                        486,363,163
                                                                                                      -------------
===================================================================================================================
Liabilities
-------------------------------------------------------------------------------------------------------------------
                       Unrealized depreciation on forward interest rate swaps ..                          2,258,860
                       Payables:
                          Investment adviser ...................................          229,816
                          Other affiliates .....................................            5,040           234,856
                                                                                    -------------
                       Accrued expenses and other liabilities ..................                             22,402
                                                                                                      -------------
                       Total liabilities .......................................                          2,516,118
                                                                                                      -------------
===================================================================================================================
Preferred Stock
-------------------------------------------------------------------------------------------------------------------
                       Preferred Stock, at redemption value, par value $.025 per
                        share (2,000 Series A Shares, 2,000 Series B Shares and
                        2,000 Series C Shares of AMPS* authorized, issued and
                        outstanding at $25,000 per share liquidation preference)                        150,009,780
                                                                                                      -------------
===================================================================================================================
Net Assets Applicable to Common Stock
-------------------------------------------------------------------------------------------------------------------
                       Net assets applicable to Common Stock ...................                      $ 333,837,265
                                                                                                      =============
===================================================================================================================
Analysis of Net Assets Applicable to Common Stock
-------------------------------------------------------------------------------------------------------------------
                       Common Stock, par value $.10 per share (29,369,874 shares
                        issued and outstanding) ................................                      $   2,936,987
                       Paid-in capital in excess of par ........................                        323,104,599
                       Undistributed investment income--net ....................    $   5,623,616
                       Accumulated realized capital losses on investments--net .      (16,072,387)
                       Unrealized appreciation on investments--net .............       18,244,450
                                                                                    -------------
                       Total accumulated earnings--net .........................                          7,795,679
                                                                                                      -------------
                       Total--Equivalent to $11.37 net asset value per share of
                        Common Stock (market price--$10.39) ....................                      $ 333,837,265
                                                                                                      =============

*     Auction Market Preferred Stock.

      See Notes to Financial Statements.


             MUNIENHANCED FUND, INC.               JULY 31, 2004              11

[LOGO] Merrill Lynch Investment Managers

Statement of Operations

For the Six Months Ended July 31, 2004
===================================================================================================================
Investment Income
-------------------------------------------------------------------------------------------------------------------
                       Interest ................................................                      $  13,072,786
                       Dividends from affiliates ...............................                             28,971
                                                                                                      -------------
                       Total income ............................................                         13,101,757
                                                                                                      -------------
===================================================================================================================
Expenses
-------------------------------------------------------------------------------------------------------------------
                       Investment advisory fees ................................    $   1,215,448
                       Commission fees .........................................          188,297
                       Accounting services .....................................           80,401
                       Transfer agent fees .....................................           56,901
                       Professional fees .......................................           33,675
                       Printing and shareholder reports ........................           29,367
                       Custodian fees ..........................................           14,790
                       Directors' fees and expenses ............................           11,470
                       Listing fees ............................................           11,272
                       Pricing fees ............................................            8,891
                       Other ...................................................           19,492
                                                                                    -------------
                       Total expenses before reimbursement .....................        1,670,004
                       Reimbursement of expenses ...............................           (7,025)
                                                                                    -------------
                       Total expenses after reimbursement ......................                          1,662,979
                                                                                                      -------------
                       Investment income--net ..................................                         11,438,778
                                                                                                      -------------
===================================================================================================================
Realized & Unrealized Gain (Loss) on Investments--Net
-------------------------------------------------------------------------------------------------------------------
                       Realized gain from:
                          Investments--net .....................................        1,067,847
                          Forward interest rate swaps--net .....................          735,286         1,803,133
                                                                                    -------------
                       Change in unrealized appreciation/depreciation from:
                          Investments--net .....................................      (13,675,531)
                          Forward interest rate swaps--net .....................       (1,661,020)      (15,336,551)
                                                                                    -------------------------------
                       Total realized and unrealized loss--net .................                        (13,533,418)
                                                                                                      -------------
===================================================================================================================
Dividends to Preferred Stock Shareholders
-------------------------------------------------------------------------------------------------------------------
                       Investment income--net ..................................                           (707,940)
                                                                                                      -------------
                       Net Decrease in Net Assets Resulting from Operations ....                      $  (2,802,580)
                                                                                                      =============

      See Notes to Financial Statements.


12           MUNIENHANCED FUND, INC.               JULY 31, 2004

Statements of Changes in Net Assets

                                                                                       For the Six       For the
                                                                                      Months Ended      Year Ended
                                                                                        July 31,        January 31,
Increase (Decrease) in Net Assets:                                                        2004             2004
===================================================================================================================
Operations
-------------------------------------------------------------------------------------------------------------------
                       Investment income--net ..................................    $  11,438,778     $  23,835,222
                       Realized gain on investments--net .......................        1,803,133         3,552,827
                       Change in unrealized appreciation/depreciation on
                        investments--net .......................................      (15,336,551)          762,392
                       Dividends to Preferred Stock shareholders ...............         (707,940)       (1,628,600)
                                                                                    -------------------------------
                       Net increase (decrease) in net assets resulting from
                        operations .............................................       (2,802,580)       26,521,841
                                                                                    -------------------------------
===================================================================================================================
Dividends to Common Stock Shareholders
-------------------------------------------------------------------------------------------------------------------
                       Investment income--net ..................................      (10,749,374)      (21,146,311)
                                                                                    -------------------------------
                       Net decrease in net assets resulting from dividends to
                        Common Stock shareholders ..............................      (10,749,374)      (21,146,311)
                                                                                    -------------------------------
===================================================================================================================
Net Assets Applicable to Common Stock
-------------------------------------------------------------------------------------------------------------------
                       Total increase (decrease) in net assets applicable to
                        Common Stock ...........................................      (13,551,954)        5,375,530
                       Beginning of period .....................................      347,389,219       342,013,689
                                                                                    -------------------------------
                       End of period* ..........................................    $ 333,837,265     $ 347,389,219
                                                                                    ===============================
                          * Undistributed investment income--net ...............    $   5,623,616     $   5,642,152
                                                                                    ===============================

      See Notes to Financial Statements.


             MUNIENHANCED FUND, INC.               JULY 31, 2004              13

[LOGO] Merrill Lynch Investment Managers

Financial Highlights

The following per share data and ratios have been derived            For the Six
from information provided in the financial statements.              Months Ended        For the Year Ended January 31,
                                                                      July 31,   --------------------------------------------
Increase (Decrease) in Net Asset Value:                                 2004       2004        2003        2002        2001@
=============================================================================================================================
Per Share Operating Performance
-----------------------------------------------------------------------------------------------------------------------------
                       Net asset value, beginning of period ......   $  11.83    $  11.65    $  11.43    $  11.38    $  10.10
                                                                     --------------------------------------------------------
                       Investment income--net**** ................        .39         .81         .83         .80         .80
                       Realized and unrealized gain (loss) on
                        investments--net .........................       (.46)        .15         .17         .02        1.33
                       Dividends to Preferred Stock shareholders
                        from investment income--net ..............       (.02)       (.06)       (.08)       (.13)       (.21)
                                                                     --------------------------------------------------------
                       Total from investment operations ..........       (.09)        .90         .92         .69        1.92
                                                                     --------------------------------------------------------
                       Less dividends to Common Stock shareholders
                        from investment income--net ..............       (.37)       (.72)       (.70)       (.64)       (.64)
                                                                     --------------------------------------------------------
                       Net asset value, end of period ............   $  11.37    $  11.83    $  11.65    $  11.43    $  11.38
                                                                     ========================================================
                       Market price per share, end of period .....   $  10.39    $  11.22    $  10.62    $  11.05    $  10.79
                                                                     ========================================================
=============================================================================================================================
Total Investment Return**
-----------------------------------------------------------------------------------------------------------------------------
                       Based on market price per share ...........      (4.16%)+    12.84%       2.43%       8.61%      25.36%
                                                                     ========================================================
                       Based on net asset value per share ........       (.53%)+     8.46%       8.62%       6.52%      20.27%
                                                                     ========================================================
=============================================================================================================================
Ratios Based on Average Net Assets of Common Stock
-----------------------------------------------------------------------------------------------------------------------------
                       Total expenses, net of reimbursement*** ...        .98%*       .97%       1.00%       1.00%       1.01%
                                                                     ========================================================
                       Total expenses*** .........................        .99%*       .97%       1.00%       1.00%       1.01%
                                                                     ========================================================
                       Total investment income--net*** ...........       6.77%*      6.95%       7.17%       7.00%       7.44%
                                                                     ========================================================
                       Amount of dividends to Preferred Stock
                        shareholders .............................        .42%*       .48%        .70%       1.18%       1.95%
                                                                     ========================================================
                       Investment income--net, to Common Stock
                        shareholders .............................       6.35%*      6.47%       6.47%       5.82%       5.49%
                                                                     ========================================================
=============================================================================================================================
Ratios Based on Average Net Assets of Common & Preferred Stock***
-----------------------------------------------------------------------------------------------------------------------------
                       Total expenses, net of reimbursement ......        .68%*       .68%        .70%        .69%        .69%
                                                                     ========================================================
                       Total expenses ............................        .69%*       .68%        .70%        .69%        .69%
                                                                     ========================================================
                       Total investment income--net ..............       4.69%*      4.84%       4.97%       4.84%       5.04%
                                                                     ========================================================
=============================================================================================================================
Ratios Based on Average Net Assets of Preferred Stock
-----------------------------------------------------------------------------------------------------------------------------
                       Dividends to Preferred Stock shareholders .        .95%*      1.09%       1.57%       2.64%       4.10%
                                                                     ========================================================


14           MUNIENHANCED FUND, INC.               JULY 31, 2004

Financial Highlights (concluded)

                                                                   For the Six
                                                                   Months Ended          For the Year Ended January 31,
The following per share data and ratios have been derived            July 31,    --------------------------------------------
from information provided in the financial statements.                 2004        2004        2003        2002        2001@
=============================================================================================================================
Supplemental Data
-----------------------------------------------------------------------------------------------------------------------------
                       Net assets applicable to Common Stock, end
                        of period (in thousands) .................   $333,837    $347,389    $342,014    $335,614    $334,300
                                                                     ========================================================
                       Preferred Stock outstanding, end of period
                        (in thousands) ...........................   $150,000    $150,000    $150,000    $150,000    $150,000
                                                                     ========================================================
                       Portfolio turnover ........................      17.06%      50.47%      31.35%      43.12%      70.39%
                                                                     ========================================================
=============================================================================================================================
Leverage
-----------------------------------------------------------------------------------------------------------------------------
                       Asset coverage per $1,000 .................   $  3,226    $  3,316    $  3,280    $  3,237    $  3,229
                                                                     ========================================================
=============================================================================================================================
Dividends Per Share on Preferred Stock Outstanding
-----------------------------------------------------------------------------------------------------------------------------
                       Series A--Investment income--net ..........   $    113    $    233    $    350    $    671    $  1,017
                                                                     ========================================================
                       Series B--Investment income--net ..........   $    121    $    354    $    510    $    680    $  1,036
                                                                     ========================================================
                       Series C--Investment income--net ..........   $    119    $    227    $    327    $    628    $  1,031
                                                                     ========================================================

*     Annualized
** Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Total investment returns exclude the effects of sales charges.
***   Do not reflect the effect of dividends to Preferred Stock shareholders.
****  Based on average shares outstanding.
+     Aggregate total investment return.
@ Certain prior year amounts have been reclassified to conform to current year presentation.

      See Notes to Financial Statements.


             MUNIENHANCED FUND, INC.               JULY 31, 2004              15

[LOGO] Merrill Lynch Investment Managers

Notes to Financial Statements

1. Significant Accounting Policies:

MuniEnhanced Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended, as a non-diversified, closed-end management investment company. The Fund's financial statements are prepared in conformity with U.S. generally accepted accounting principles, which may require the use of management accruals and estimates. Actual results may differ from these estimates. These unaudited financial statements reflect all adjustments, which are, in the opinion of management, necessary to present a fair statement of the results for the interim period. All such adjustments are of a normal, recurring nature. The Fund determines and makes available for publication the net asset value of its Common Stock on a daily basis. The Fund's Common Stock is listed on the New York Stock Exchange under the symbol MEN. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments -- Municipal bonds are traded primarily in the over-the-counter markets and are valued at the last available bid price in the over-the-counter market or on the basis of yield equivalents as obtained by the Fund's pricing service from one or more dealers that make markets in the securities. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their closing prices as of the close of such exchanges. Options written or purchased are valued at the last sale price in the case of exchange-traded options. In the case of options traded in the over-the-counter market, valuation is the last asked price (options written) or the last bid price (options purchased). Swap agreements are valued by quoted fair values received daily by the Fund from the counterparty. Short-term investments with a remaining maturity of sixty days or less are valued at amortized cost, which approximates market value. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Fund, including valuations furnished by a pricing service retained by the Fund, which may utilize a matrix system for valuations. The procedures of the pricing service and its valuations are reviewed by the officers of the Fund under the general supervision of the Board of Directors.

(b) Derivative financial instruments -- The Fund may engage in various portfolio investment strategies both to increase the return of the Fund and to hedge, or protect, its exposure to interest rate movements and movements in the securities markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

o Financial futures contracts -- The Fund may purchase or sell financial futures contracts and options on such futures contracts. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

o Options -- The Fund may write covered call options and purchase call and put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market reflecting the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

      Written and purchased options are non-income producing investments.

o Forward interest rate swaps -- The Fund may enter into forward interest rate swaps. In a forward interest rate swap, the Fund and the counterparty agree to make periodic net payments on a specified notional contract amount, commencing on a specified future effective date, unless terminated earlier. When the agreement is closed, the Fund records a realized gain or loss in an amount equal to the value of the agreement.


16           MUNIENHANCED FUND, INC.               JULY 31, 2004

Notes to Financial Statements (concluded)

(c) Income taxes -- It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

(d) Security transactions and investment income -- Security transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Interest income is recognized on the accrual basis. The Fund amortizes all premiums and discounts on debt securities.

(e) Dividends and distributions -- Dividends from net investment income are declared daily and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates.

2. Investment Advisory Agreement and Transactions with Affiliates:

The Fund has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is Princeton Services, Inc. ("PSI"), an indirect, wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner.

FAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee at an annual rate of .50% of the Fund's average daily net assets, including assets acquired from the issuance of Preferred Stock. For the six months ended July 31, 2004, FAM reimbursed the Fund in the amount of $7,025.

For the six months ended July 31, 2004, the Fund reimbursed FAM $5,361 for certain accounting services.

Certain officers and/or directors of the Fund are officers and/or directors of FAM, PSI, and/or ML & Co.

3. Investments:

Purchases and sales of investments, excluding short-term securities, for the six months ended July 31, 2004 were $95,822,473 and $81,031,699, respectively.

4. Stock Transactions:

The Fund is authorized to issue 200,000,000 shares of stock, par value $.10 per share, all of which were initially classified as Common Stock. The Board of Directors is authorized, however, to reclassify any unissued shares of stock without the approval of the holders of Common Stock.

Preferred Stock

Auction Market Preferred Stock ("AMPS") are shares of Preferred Stock of the Fund, with a par value of $.025 per share and a liquidation preference of $25,000 per share, plus accrued and unpaid dividends, that entitle their holders to receive cash dividends at an annual rate that may vary for the successive dividend period for each series. The yields in effect at July 31, 2004 were as follows: Series A, 1.20%; Series B, 1.25%; and Series C, 1.02%.

The Fund pays commissions to certain broker-dealers at the end of each auction at an annual rate ranging from .25% to .50%, calculated on the proceeds of each auction. For the six months ended July 31, 2004, Merrill Lynch, Pierce, Fenner & Smith Incorporated, an affiliate of FAM, received $110,503 as commissions.

5. Capital Loss Carryforward:

On January 31, 2004, the Fund had a net capital loss carryforward of $15,033,608, of which $4,572,805 expires in 2008, $8,505,599 expires in 2009 and
$1,955,204 expires in 2011. This amount will be available to offset like amounts of any future taxable gains.

6. Subsequent Event:

The Fund paid a tax-exempt income dividend to holders of Common Stock in the amount of $.061000 on August 30, 2004 to shareholders of record on August 16, 2004.


             MUNIENHANCED FUND, INC.               JULY 31, 2004              17

[LOGO] Merrill Lynch Investment Managers

Proxy Results

During the six-month period ended July 31, 2004, MuniEnhanced Fund, Inc.'s Common Stock shareholders voted on the following proposal. The proposal was approved at a shareholders' meeting on April 27, 2004. A description of the proposal and number of shares voted are as follows:

-------------------------------------------------------------------------------------------------
                                                                  Shares Voted    Shares Withheld
                                                                      For           From Voting
-------------------------------------------------------------------------------------------------
1. To elect the Fund's Directors:       James H. Bodurtha          27,585,736         599,581
                                        Joe Grills                 27,549,043         636,274
                                        Roberta Cooper Ramo        27,550,229         635,088
                                        Robert S. Salomon, Jr.     27,546,674         638,643
                                        Stephen B. Swensrud        27,529,420         655,897
-------------------------------------------------------------------------------------------------

During the six-month period ended July 31, 2004, MuniEnhanced Fund, Inc.'s Preferred Stock shareholders (Series A, B & C) voted on the following proposal. The proposal was approved at a shareholders' meeting on April 27, 2004. A description of the proposal and number of shares voted are as follows:

---------------------------------------------------------------------------------------------------------------
                                                                                Shares Voted    Shares Withheld
                                                                                    For           From Voting
---------------------------------------------------------------------------------------------------------------
1. To elect the Fund's Board of Directors:
        James H. Bodurtha, Joe Grills, Herbert I. London, Andre F. Perold,
        Roberta Cooper Ramo, Robert S. Salomon, Jr. and Stephen B. Swensrud         5,309          176
---------------------------------------------------------------------------------------------------------------

Quality Profile

The quality ratings of securities in the Fund as of July 31, 2004 were as follows:

--------------------------------------------------------------------------------
                                                                      Percent of
                                                                        Total
S&P Rating/Moody's Rating                                            Investments
--------------------------------------------------------------------------------
AAA/Aaa ..................................................              86.8%
AA/Aa ....................................................               5.0
A/A ......................................................               5.3
BBB/Baa ..................................................               2.3
NR (Not Rated) ...........................................               0.6
--------------------------------------------------------------------------------

Dividend Policy

The Fund's dividend policy is to distribute all or a portion of its net investment income to its shareholders on a monthly basis. In order to provide shareholders with a more stable level of dividend distributions, the Fund may at times pay out less than the entire amount of net investment income earned in any particular month and may at times in any particular month pay out such accumulated but undistributed income in addition to net investment income earned in that month. As a result, the dividends paid by the Fund for any particular month may be more or less than the amount of net investment income earned by the Fund during such month. The Fund's current accumulated but undistributed net investment income, if any, is disclosed in the Statement of Net Assets, which comprises part of the financial information included in this report.


18           MUNIENHANCED FUND, INC.               JULY 31, 2004

Officers and Directors

Terry K. Glenn, President and Director
James H. Bodurtha, Director
Joe Grills, Director
Herbert I. London, Director
Andre F. Perold, Director
Roberta Cooper Ramo, Director
Robert S. Salomon, Jr., Director
Stephen B. Swensrud, Director
Kenneth A. Jacob, Senior Vice President
John M. Loffredo, Senior Vice President
Michael A. Kalinoski, Vice President
Donald C. Burke, Vice President and Treasurer
Phillip S. Gillespie, Secretary

Custodian

State Street Bank and Trust Company
P.O. Box 351
Boston, MA 02101

Transfer Agents

Common Stock:

EquiServe
P.O. Box 43010
Providence, RI 02940-3010

Preferred Stock:

The Bank of New York
101 Barclay Street -- 7 West
New York, NY 10286

NYSE Symbol

MEN

Availability of Quarterly Schedule of Investments

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission ("SEC") for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q are available on the SEC's Web site at http://www.sec.gov. The Fund's Forms N-Q may also be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Electronic Delivery

The Fund offers electronic delivery of communications to its shareholders. In order to receive this service, you must register your account and provide us with e-mail information. To sign up for this service, simply access this Web site http://www.icsdelivery.com/live and follow the instructions. When you visit this site, you will obtain a personal identification number (PIN). You will need this PIN should you wish to update your e-mail address, choose to discontinue this service and/or make any other changes to the service. This service is not available for certain retirement accounts at this time.


             MUNIENHANCED FUND, INC.               JULY 31, 2004              19

[LOGO] Merrill Lynch Investment Managers                         www.mlim.ml.com

MuniEnhanced Fund, Inc. seeks to provide shareholders with as high a level of current income exempt from federal income taxes as is consistent with its investment policies by investing primarily in a portfolio of long-term, investment grade municipal obligations, the interest on which is exempt from federal income taxes in the opinion of the bond counsel to the issuer.

This report, including the financial information herein, is transmitted to shareholders of MuniEnhanced Fund, Inc. for their information. It is not a prospectus. Past performance results shown in this report should not be considered a representation of future performance. The Fund has leveraged its Common Stock and intends to remain leveraged by issuing Preferred Stock to provide the Common Stock shareholders with a potentially higher rate of return. Leverage creates risks for Common Stock shareholders, including the likelihood of greater volatility of net asset value and market price of shares of the Common Stock, and the risk that fluctuations in the short-term dividend rates of the Preferred Stock may affect the yield to Common Stock shareholders. Statements and other information herein are as dated and are subject to change.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling toll-free 1-800-MER-FUND (1-800-637-3863); (2) at www.mutualfunds.ml.com; and (3) on the Securities and Exchange Commission's Web site at http://www.sec.gov. Information about how the Fund voted proxies relating to securities held in the Fund's portfolio during the most recent 12-month period ended June 30 is available (1) at www.mutualfunds.ml.com and (2) on the Securities and Exchange Commission's Web site at http://www.sec.gov.

MuniEnhanced Fund, Inc.
Box 9011
Princeton, NJ 08543-9011

                                                                  #10874 -- 7/04

Item 2 - Code of Ethics - Not Applicable to this semi-annual report

Item 3 - Audit Committee Financial Expert - Not Applicable to this semi-annual report

Item 4 - Principal Accountant Fees and Services - Not Applicable to this semi-annual report

Item 5 - Audit Committee of Listed Registrants - Not Applicable to this semi-annual report

Item 6 - Schedule of Investments - Not Applicable

Item 7 - Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies - Not Applicable to this semi-annual report

Item 8 - Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers - Not Applicable

Item 9 - Submission of Matters to a Vote of Security Holders - Not Applicable

Item 10 - Controls and Procedures

10(a) - The registrant's certifying officers have reasonably designed such disclosure controls and procedures to ensure material information relating to the registrant is made known to us by others particularly during the period in which this report is being prepared. The registrant's certifying officers have determined that the registrant's disclosure controls and procedures are effective based on our evaluation of these controls and procedures as of a date within 90 days prior to the filing date of this report.

10(b) - There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the last fiscal half-year of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 11 - Exhibits attached hereto

11(a)(1) - Code of Ethics - Not Applicable to this semi-annual report

11(a)(2) - Certifications - Attached hereto

11(a)(3) - Not Applicable

11(b) - Certifications - Attached hereto

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

MuniEnhanced Fund, Inc.


By: /s/ Terry K. Glenn
    ----------------------
    Terry K. Glenn,
    President of
    MuniEnhanced Fund, Inc.

Date: September 17, 2004

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By: /s/ Terry K. Glenn
    ----------------------
    Terry K. Glenn,
    President of
    MuniEnhanced Fund, Inc.

Date: September 17, 2004


By: /s/ Donald C. Burke
    ----------------------
    Donald C. Burke,
    Chief Financial Officer of
    MuniEnhanced Fund, Inc.

Date: September 17, 2004